EXHIBIT 99.1

1606 Corp. AI Chatbots Innovations, Strategic Partnerships, and 10-K Reporting Update

1606 Corp. (OTC Pink: CBDW) (the “Company,” or “1606”) continues to make significant strides in its mission to lead the AI-driven customer service and automation sectors. We believe the Company’s latest achievements during Q4 have strengthened its market position and advanced its technological capabilities. Notably, the quarter included important progress in AI innovations, a strategic partnership with multiple companies across a multiple industries, and the successful filing of its quarterly report for Q3.

Key Developments:

Annual 10-K SEC Reporting: We are pleased to announce that we have filed our Annual Report on Form 10-K for the year ended December 31, 2024. This filing reflects our ongoing commitment to transparency and regulatory compliance, providing detailed insights into our financial performance and operational activities. We are proud to have remained current with all SEC filings since our inception.

Attendance at IPO Summit 2025 & Strategic Discussions:

1606 Corp. is excited to announce its plans to attend the highly anticipated IPO Summit 2025 on April 15 in New York. This prestigious event brings together industry leaders, investors, and key decision-makers to discuss the latest trends and opportunities in the public markets. As part of our strategic growth initiatives, 1606 Corp. is actively engaged in discussions with several companies regarding potential mergers and the opportunity to up-list to a major stock exchange. We believe that these conversations could pave the way for significant expansion and visibility, helping us to accelerate our growth.

Expansion of AI Chatbot Solutions: Throughout Q4, 1606 Corp. made remarkable strides in enhancing its AI-powered chatbot solutions. We continued to develop advanced machine learning models and natural language processing techniques to provide businesses with highly personalized, human-like interactions. These innovations have positioned us to tap into rapidly growing sectors such as e-commerce, finance, healthcare, and telecommunications.

Strategic Partnerships:

A key milestone for Q4 was the advancement of several strategic partnerships aimed at expanding our technological capabilities across a variety of industries. We are focused on building collaborations in sectors such as waste management, distribution, biotech, and beyond. These partnerships provide valuable opportunities to integrate our AI-driven solutions with industry leaders, enhancing operational efficiencies and fostering growth across diverse markets.

CEO Statement: Austen Lambrecht, CEO of 1606 Corp., commented, "Q4 has been a pivotal quarter for 1606 Corp. With our continued progress in AI chatbot development and the strategic partnerships we have across many industries, we have positioned ourselves at the forefront of AI innovation."

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Mr. Lambrecht continued, “As we close out 2024, we remain focused on executing our growth strategy, expanding our technological footprint, and increasing our market reach. I’m incredibly proud of our team’s accomplishments this quarter, and we’re excited for what’s to come in the year ahead.”

Outlook for 2025: Looking ahead, 1606 Corp’s priorities for 2025 include:

•	Enhancing AI Solutions: We are committed to enhancing our AI chatbot solutions with new features and capabilities, addressing the growing demand for automation, customer service, and engagement tools.

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Expanding markets and AI Collaborations: We plan to deepen our presence in high-growth verticals such as Biotech, Distribution, and waste management through our partnerships, capitalizing on the increasing need for AI-driven customer service and operational tools.

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Revenue Growth: We anticipate that the growing adoption of AI-powered solutions like Chat IR will contribute to revenue growth, driven by increased demand for our innovative products and our collaborations in a variety of industries.

About 1606 Corp.

1606 Corp. stands at the forefront of technological innovation, particularly in AI Chatbots. Our mission is to revolutionize customer service, addressing the most significant challenges faced by consumers in the digital marketplace. We are dedicated to transforming the IR industry through cutting-edge AI centric solutions, ensuring a seamless and efficient customer experience. As a visionary enterprise, 1606 Corp. equips businesses with the advanced tools they need to excel in the competitive digital landscape. Our commitment to innovation and quality positions us as a leader in the field, driving the industry forward and setting new benchmarks for success and customer satisfaction.

For more information, please visit cbdw.ai.

Industry Information

The global AI market, valued at $428 billion in 2022, is anticipated to reach $2.25 trillion by 2030, with a compound annual growth rate (CAGR) ranging from 33.2% to 38.1%. The sector is expected to employ 97 million individuals by 2025, reflecting its expansive and significant impact. This potential growth presents a compelling opportunity for investors and industry professionals interested in the AI sector.

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Forward-Looking Statements

This press release contains "forward-looking statements" that include statements regarding expected financial performance and growth information relating to future events. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of the Company and its officers and directors, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. Important factors that could cause these differences include, but are not limited to; inability to gain or maintain licenses, reliance on unaudited statements, the Company's need for additional funding, the impact of competitive products and services and pricing, the demand for the Company's products and services, and other risks that are detailed from time-to-time in the Company's filings with the United States Securities and Exchange Commission. All statements other than statements of historical fact are statements that could be forward-looking statements. You can typically identify these forward-looking statements through use of words such as "may," "will," "can" "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential," and other similar words and expressions of the future. The Company expresses its expectations, beliefs and projections in good faith and believes that its expectations reflected in these forward-looking statements are based on reasonable assumptions. However, there is no assurance that these expectations, beliefs and projections will prove to have been correct. Such statements reflect the current views of the Company with respect to its operations and future events, and are subject to certain risks, uncertainties and assumptions relating to its proposed operations, including the risk factors set forth herein. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the Company's actual results may vary significantly from those intended, anticipated, believed, estimated, expected or planned. In light of these risks, uncertainties and assumptions, any favorable forward-looking events discussed herein might not be realized and occur. The Company has no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed description of the risk factors and uncertainties affecting the Company, please refer to the Company's recent Securities and Exchange Commission filings, which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contact:

Austen Lambrecht

CEO, 1606 Corp.

austen@1606corp.com

cbdw.ai

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